UNITED STATES BANKRUPTCY COURT
                                   MIDDLE DISTRICT OF FLORIDA
                                        ORLANDO DIVISION

In re:

LASERSIGHT TECHNOLOGIES, INC.                      Case No. 6:03-bk-10370-ABB
                                                   Judge Briskman
            Debtor.                                Chapter 11




                         DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
                                         FOR THE PERIOD
                                   FROM 10/01/03 TO 10/31/03


Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.



                                                  Frank M. Wolff
                                                  Attorney for Debtor


Debtor's Address                                  Attorney's Address
and Phone Number                                  and Phone Number

6848 Stapoint Ct.                                 Frank M. Wolff
Winter Park, FL  32792                            Fla. Bar No. 3119521
407 / 678-9900                                    Wolff, Hill, McFarlin &
                                                                Herron, P.A.
                                                  1851 W. Colonial Dr.
                                                  Orlando, FL  32804
                                                  Telephone: 407 / 648-0058
                                                  Facsimile:  407 / 648-0681







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                      MONTHLY FINANCIAL REPORT FOR BUSINESS

FOR THE PERIOD BEGINNING: 10/01/03                                              AND ENDING :      10/31/03
                          -----------------------------------------                         ---------------------------------

Name of Debtor: LaserSight Technologies, Inc.                                   Case Number :  6:03-bk-10370-ABB
                -------------------------------------------                                 ---------------------------------

Date of Petition:  9/5/2003
                 -------------------------------------------
                                                                           CURRENT                 CUMULATIVE
                                                                            MONTH               PETITION TO DATE
                                                                    -------------------      -------------------

     1.CASH AT BEGINNING OF PERIOD                                        171,539.30                        0.00
                                                                    ------------------       -------------------
     2.RECEIPTS:
       A.  Cash Sales
                                                                     ------------------       ------------------
             Less: Cash Refunds
                                                                     ------------------       ------------------
             Net Cash Sales                                                     0.00                        0.00
                                                                     ------------------       ------------------
       B.  Collection on Postpetition A/R                                 152,572.48                  266,601.76
                                                                     ------------------       ------------------
       C.  Collection on Prepetition A/R                                  100,843.06                  335,105.76
                                                                     ------------------       ------------------
       D.  Other Receipts (Attach List)                                       179.59                   62,102.13
                                                                     ------------------       ------------------
            (If you receive rental income,
             you must attach a rent roll.)
     3.TOTAL RECEIPTS                                                     253,595.13                  663,809.65
                                                                     ------------------       ------------------

     4.TOTAL CASH AVAILABLE FOR
       OPERATIONS                       (Line 1 + Line 3)                 425,134.43                  663,809.65
                                                                     ------------------       ------------------

     5.DISBURSEMENTS
       A.  U.S. Trustee Quarterly Fees                                      2,250.00                    2,250.00
                                                                     ------------------       ------------------
       B.  Net Payroll                                                    127,703.96                  235,492.99
                                                                     ------------------       ------------------
       C.  Payroll Taxes Paid                                              39,177.62                   78,590.13
                                                                     ------------------       ------------------
       D. Sales and Use Taxes
                                                                     ------------------       ------------------
       E. Other Taxes
                                                                     ------------------       ------------------
       F.  Rent                                                            36,853.35                   36,853.35
                                                                     ------------------       ------------------
       G.  Other Leases (Attachment 2)                                          0.00                        0.00
                                                                     ------------------       ------------------
       H.  Telephone                                                        7,229.68                    7,229.68
                                                                     ------------------       ------------------
       I.   Utilities                                                       3,528.89                    3,528.89
                                                                     ------------------       ------------------
       J.  Travel & Entertainment                                          18,197.34                   43,867.59
                                                                     ------------------       ------------------
       K. Vehicle Expenses
                                                                     ------------------       ------------------
       L.  Office Supplies                                                  4,095.11                    8,252.32
                                                                     ------------------       ------------------
       M.  Advertising
                                                                     ------------------       ------------------
       N.   Insurance (Attachment 7)                                       46,919.73                   84,350.17
                                                                     ------------------       ------------------
       O.  Purchases of Fixed Assets (Attach. 3)                                0.00                        0.00
                                                                     ------------------       ------------------
       P.  Purchases of Inventory (Attachment 3)                            8,662.47                    9,697.40
                                                                     ------------------       ------------------
       Q.  Manufacturing Supplies                                           4,341.38                    4,341.38
                                                                     ------------------       ------------------
       R.  Repairs & Maintenance                                            1,213.03                    1,213.03
                                                                     ------------------       ------------------
       S.  Payments to Secured Creditors                                        0.00                   22,000.00
                                                                     ------------------       ------------------
       T.  Other Operating Expense                                          6,568.03                    7,748.88
                                                                     ------------------       ------------------
                  (Attach List)
6.     TOTAL CASH DISBURSEMENTS                                           306,740.59                  545,415.81
                                                                     ------------------       ------------------

7.     ENDING CASH BALANCE                 (Attachment 4)                 118,393.84                  118,393.84
                                                                     ------------------       ------------------
        (Line 4 - Line 6)

       I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.
       This 29th day of October, 2003.
                                                                     /s/ Danghui ("David") Liu
                                                                    --------------------------------------------
                                                                     Danghui ("David") Liu, Vice President





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                                              Amount        Amount       Amount  Customer               Description
                                               #6651         #5501        #5451

    A/R Collections            253,415.54

                                                            1,966.50                                 Cobra Reimbursement
                                                               52.44                                 Refund Travel Advance
                                                            1,140.70                                 Refund Deposit





                                                           -2,536.50             Carevision          Sent to GE lockbox in error



                                                             -443.55                                 Bank Chgs on wire transfers




    Other Receipts                 179.59          0.00       179.59         0.00

    Cash Receipts              253,595.13

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


                                                   Amount       Amount       Amount    Vendor             Description
                                                   #6651         #5501        #5451

    Disbursements                   300,172.56


                                                                 1,271.40                                 Bank Chgs
                                                                              1,042.41 ADP                 P/R Chgs
                                                                 4,254.22              ADP                 Stockholder notification













    Other Op Exp                      6,568.03          0.00     5,525.62     1,042.41

    Cash Disbursements              306,740.59




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                                  ATTACHMENT 1
                                  ------------

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
              ----------------------------------------------------

Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   10/01/03                                           and ending           10/31/03
                            ----------------------------                                  ----------------------------

ACCOUNTS RECEIVABLE AT PETITION DATE:                              11,664,819.29
                                       ----------------------------------------

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre-petition and postpetition, including charge card sales which have not been received):


             Beginning of Month Balance                            11,611,131.59
                                                                 ---------------

           PLUS:    Current Month New Billings                        142,572.48
                                                                 ---------------

           LESS:    Collection During the Month                       253,415.54
                                                                 ---------------

             End of Month Balance                                  10,739,764.12(Incl reclass from deferred revenue
                                                                 ---------------
                                                                                 (Pre-petition) totaling $760,524.41)






------------------------------------------------------------------------------------------------------------------------
AGING:                (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days               31-60 Days          61-90 Days           Over 90 Days                   Total
----------------------- ------------------- -------------------- ----------------------------   ----------------------

                     0                                                                                              0
----------------------- ------------------- -------------------- ----------------------------   ----------------------
                100.0%                0.0%                 0.0%                         0.0%                    100.0%


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                                  ATTACHMENT 2
                                  ------------

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
              ----------------------------------------------------


Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   10/01/03                                           and ending           10/31/03
                            ----------------------------                                  ----------------------------

In the space below list all invoices or bills incurred and not paid since the filing of the petition.
Do not include amounts owed prior to filing the petition.
Date                                    Days
Incurred                                Outstanding             Vendor       Description        Amount
--------------------------------------- ------------------------------------------------------------------------------

See Attached








------------------------------------------------------------------------------------------------------------------------
ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):


                     Opening Balance (total from prior report)         16,510.50
                                                                 ---------------
PLUS:                New Indebtedness Incurred This Month              57,327.68
                                                                 ---------------
LESS:                Amount Paid on Prior Accounts Payable             15,092.09
                                                                 ---------------
                     Ending Month Balance                              58,746.09
                                                                 ---------------


SECURED: List the status of Payments to Secured Creditors and Lessors (Post Petition Only)
------------------------------------------------------------------------------------------------------------------------


                                                                                                      Total $
Secured                          Date                                # of PostPetition                Amount of
Creditor/                        Payment             Payment         Payments                         Post Petition
Lessor                           Due                 Amount          Delinquent                       Payments
-------------------------------- ---------------  ----------------  ---------------------------       -------------

GE Healtcare                     10/1/2003         20,000.00                   1                       0.00


Agilent Financial                9/18/2003          1,151.28                   2                       0.00
Services (to be rejected)

Various Copiers
(LST is in the process of determining the status of payments and future need for various copiers)



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                                  ATTACHMENT 3
                                  ------------

                        INVENTORY AND FIXED ASSETS REPORT
                        ---------------------------------

Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   10/01/03                                           and ending           10/31/03
                            ----------------------------                                  ----------------------------

                            INVENTORY REPORT
                            ----------------

INVENTORY BALANCE AT PETITION DATE:                                 9,818,951.66
                                                                 ---------------
INVENTORY RECONCILIATION:

        Inventory Balace at Beginning of Month                      9,695,869.40
                                                                 ---------------

        Inventory Purchase During Month                                39,247.35(Incl. Inventory received which was prepaid
                                                                 ---------------
                                                                                      pre-petition)
        Inventory Used or Sold                                         30,656.04
                                                                 ---------------

        Inventory on Hand at End of Month                           9,704,460.71
                                                                 --------------

METHOD OF COSTING INVENTORY:                                             Standard Cost
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

                               FIXED ASSET REPORT
                               ------------------

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:                      122,837.93 Includes Property, Plant and Equipment)
                                                                 ---------------



BREIF DESCRIPTION (First Report Only): Book Value of LaserSight Technologies, Inc. Fixed Assets,
                                       -------------------------------------------------------------------------------
Incl. Computer Equipment / Leasehold Improvements / Office Equipment / Furniture & Fixtures / Lab Equipment /
----------------------------------------------------------------------------------------------------------------------
Laser Equipment / R&D Equipment)
----------------------------------------------------------------------------------------------------------------------

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Balue at Beginning of Month                          103,053.17
                                                                 ---------------

                      LESS:       Depreciation Expense                 18,702.67
                                                                 --------------

                      PLUS:       New Purchases                             0.00
                                                                 --------------

Ending Monthly Balance                                                 84,350.50
                                                                 --------------


BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING
PERIOD:
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------


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                                  ATTACHMENT 4
                                  ------------

                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------


Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   10/01/03                                           and ending           10/31/03
                            ----------------------------                                  ----------------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.


NAME OF BANK:  SunTrust Bank                                                    BRANCH: University Blvd.
               ----------------------------------------------                   --------------------------------------

ACCOUNT NAME:  LaserSight Technologies, Inc.
               -------------------------------------------------------------------------------------------------------

ACCOUNT NUMBER: 1603606651
               -------------------------------------------------------------------------------------------------------

PURPOSE OF ACCOUNT: Checking ***CLOSED***
                    --------------------------------------------------------------------------------------------------


            Beginning Balance                                               0.00
                                                                 ---------------

            Total of Deposits Made                                          0.00
                                                                 ---------------

            Total Amount of Checks Written                                  0.00
                                                                 --------------

            Service Charges                                                 0.00
                                                                 --------------

            Closing Balance                                                 0.00
                                                                 ---------------



            Number of First Check Written This Period                                                                0
                                                                                                        ---------------

            Number of Last Check Written This Period
                                                                                                        ---------------

            Total Number of Checks Written This Period                                                               0
                                                                                                        ---------------


                               INVESTMENT ACCOUNTS
                               -------------------


Type of Negotiable                  Face Value              Purchase Price                    Date of Purchase
       Instrument
-------------------------           --------------          -----------------------           -----------------------






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                                  ATTACHMENT 5
                               -------------------
                                 CHECK REGISTER
                              --------------------

Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   10/01/03                                           and ending           10/31/03
                            ----------------------------                                  ----------------------------

NAME OF BANK:  SunTrust Bank                                                    BRANCH: University Blvd.
               ----------------------------------------------                   --------------------------------------

ACCOUNT NAME:  LaserSight Technologies, Inc.
               -------------------------------------------------------------------------------------------------------

ACCOUNT NUMBER: 1603606651
               -------------------------------------------------------------------------------------------------------

PURPOSE OF ACCOUNT: Checking ***CLOSED***
                    --------------------------------------------------------------------------------------------------

Account for All Check Numbers, Including Voided, Lost Stopped Payment, Etc.



Date             Check            Payee                     Purpose                          Amount
                 Number
-------------    -------------   ---------------------      --------------------------       -------------

Pre-petition check for $2,965 processed through account after it was closed and was returned unpaid.  IF charge was reversed.
BankCard charge for $42.95 processed through account after it was closed and was returned unpaid.








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                                  ATTACHMENT 4
                                  ------------

                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------


Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   10/01/03                                           and ending           10/31/03
                            ----------------------------                                  ----------------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.


NAME OF BANK: SunTrust Bank                                                     BRANCH: University Blvd.
              --------------------------------------------                     -----------------------------------------

ACCOUNT NAME: LaserSight Technologies, Inc. / Debtor in Possession / Case# 03-10370-6B1
              ----------------------------------------------------------------------------------------------------------

ACCOUNT NUMBER: 1000013985501
                ----------------------------------------------------------------------------------------------

PURPOSE OF ACCOUNT: Disbursements
                    ----------------------------------------------------------------------------------------------

            Beginning Balance                                         159,469.07
                                                                 ---------------

            Total of Deposits Made                                    257,849.35*
                                                                 ---------------

            Total Amount of Checks Written                            308,064.20**
                                                                 ---------------

            Service Charges                                             1,271.40
                                                                 --------------

            Closing Balance                                           107,982.82
                                                                 --------------



            Number of First Check Written This Period                                                           140
                                                                                                     ---------------

            Number of Last Check Written This Period                                                            246
                                                                                                     ---------------

            Total Number of Checks Written This Period                                                          107
                                                                                                     ---------------


                               INVESTMENT ACCOUNTS
                               -------------------


Type of Negotiable                  Face Value                     Purchase Price                    Date of Purchase
       Instrument
-------------------------           --------------                 -----------------------           -----------------------

 * Includes $4,254.22 wire transfer error (resent due to incorrect acct#) ** Includes $143,000.00 transfer to account 1000013985451 (LST P/R acct)




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                                  ATTACHMENT 5
                               -------------------

                                 CHECK REGISTER
                              --------------------


Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   10/01/03                                           and ending           10/31/03
                            ----------------------------                                  ----------------------------

NAME OF BANK:  SunTrust Bank                                                    BRANCH: University Blvd.
              ---------------------------------------------------------------------    -------------------------------

ACCOUNT NAME: LaserSight Technologies, Inc. / Debtor in Possession / Case# 03-10370-6B1
               -------------------------------------------------------------------------------------------------------

ACCOUNT NUMBER:  1000013985501
                ------------------------------------------------------------------------------------------------------

PURPOSE OF ACCOUNT: Disbursements
                   ---------------------------------------------------------------------------------------------------

Account for All Check Numbers, Including Voided, Lost Stopped Payment, Etc.



Date               Check           Payee                              Purpose                               Amount
                   Number
---------------    -------------- -------------------------------    ---------------------------------- ---------------

    10/14/2003                    LaserSight Technologies            Transfer to acct 1000013985451           70,000.00
    10/28/2003                    LaserSight Technologies            Transfer to acct 1000013985451           73,000.00

                                                                                                        ---------------
                                  Total DIP transfers                                                        143,000.00

                                  Wire Transfer error (resent due to incorrect acct#)                          4,254.22

                                                                                                        ---------------
       TOTAL NONDISBURSEMENT TRANSFERS                                                                       147,254.22

       0140-0246                            See Attached                                                     155,383.73
                         w/t                Steven Shi (replace P/R check)                                     5,426.25

                                                                                                        ---------------
       TOTAL ACTUAL DISBURSEMENTS                                                                            160,809.98

       TOTAL AMOUNT CHECKS WRITTEN/DISBURSEMENTS                                                             308,064.20





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                                  ATTACHMENT 4
                                  ------------

                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------


Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   10/01/03                                           and ending           10/31/03
                            ----------------------------                                  ----------------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.


NAME OF BANK: SunTrust Bank                                  BRANCH: University Blvd.
              --------------------------------------------          -------------------------------

ACCOUNT NAME: LaserSight Technologies, Inc. / Debtor in Possession / Case# 03-10370-6B1
              --------------------------------------------------------------------------------------------------------

ACCOUNT NUMBER: 1000013985451
                ------------------------------------------------------------------------------------------------------

PURPOSE OF ACCOUNT: Payroll & Taxes
                   ---------------------------------------------------------------------------------------------------


            Beginning Balance                                          12,070.23
                                                                 ---------------

            Total of Deposits Made                                    143,000.00(transfers from LST Acct# 5501
                                                                 ---------------

            Total Amount of Checks Written                            143,616.80
                                                                 ---------------

            Service Charges                                             1,042.41(ADP Chgs)
                                                                 ---------------

            Closing Balance                                            10,411.02
                                                                 ---------------



            Number of First Check Written This Period                                                           48
                                                                                                     --------------

            Number of Last Check Written This Period                                                            73
                                                                                                     --------------

            Total Number of Checks Written This Period                                                          26
                                                                                                     --------------


                               INVESTMENT ACCOUNTS
                               -------------------


Type of Negotiable                  Face Value                     Purchase Price                    Date of Purchase
       Instrument
-------------------------           --------------                 -----------------------           -------------------





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                                  ATTACHMENT 5
                               -------------------
                                 CHECK REGISTER
                              --------------------


Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   10/01/03                                           and ending           10/31/03
                            ----------------------------                                  ----------------------------

NAME OF BANK:   SunTrust Bank                                                   BRANCH:                University Blvd.
                ---------------------------------------------------------           ----------------------------------

ACCOUNT NAME:   LaserSight Technologies, Inc. / Debtor in Possession / Case# 03-10370-6B1
                ------------------------------------------------------------------------------------------------------

ACCOUNT NUMBER:  1000013985451
                 -----------------------------------------------------------------------------------------------------

PURPOSE OF ACCOUNT: Payroll & Taxes
                    --------------------------------------------------------------------------------------------------

Account for All Check Numbers, Including Voided, Lost Stopped Payment, Etc.



Date               Check                     Payee                     Purpose                    Amount
                   Number
----------------   -------------            ------------------------   --------------------    ----------------
     10/15/2003    0048-0071                See Attached               P/R - 10/15/03                50,836.82
     10/15/2003        w/t                  ADP                        P/R Taxes - 10/15/03          20,627.97
     10/29/2003        w/t                  ADP                        P/R - 10/31/03                50,386.75
     10/30/2003        w/t                  ADP                        P/R Taxes - 10/31/03          18,549.65
     10/31/2003    0072-0073                See Attached               P/R - 10/31/03                 3,215.61

                                                                                                ----------------
                                                                                                    143,616.80




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                                  ATTACHMENT 6
                                -----------------

                               MONTHLY TAX REPORT
                            ------------------------

Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   10/01/03                                           and ending           10/31/03
                            ----------------------------                                  ----------------------------

                           TAXES PAID DURING THE MONTH
                           ---------------------------

Report all post-petition taxes paid or deposited into the tax account.

Date                       Bank                                 Description                        Amount
---------------            -------------            ------------------------------------           ---------------

      10/15/03             Deutsche Bank            ADP Payroll Deposit                                 20,627.97
(Deposited 10/15/03)       Trust Co-Americas

      10/31/03             Deutsche Bank            ADP Payroll Deposit                                 18,549.65
(Deposited 10/30/03)       Trust Co-Americas



----------------------------------------------------------------------------------------------------------------------

                               TAXES OWED AND DUE
                               ------------------

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation.  Date last tax return filed
                                                                                       --------------------------------
Period return covers
                           -------------------------------------------------------------

                                       Date
      Name of Taxing                   Payment
         Authority                     Due                                 Description                           Amount
----------------------------           --------------          -------------------------------------             -------------






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                                  ATTACHMENT 7
                               -------------------

                    SUMMARY OF OFFICER OR OWNER COMPENSATION
                    -----------------------------------------

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                  --------------------------------------------

Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   10/01/03                                           and ending           10/31/03
                            ----------------------------                                  ----------------------------

Report all compensation received during the month.  Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner                                  Title                            Amount Paid
-----------------------------------------------------------------------------------------------------------------------

Liu, Danghui                                              Interim CEO                             15,000.00
Davis, Richard                                            VP                                      10,833.34
Weida, Charles                                            VP                                      10,416.66
Shi, Zhentian                                             VP                                       7,500.00


-----------------------------------------------------------------------------------------------------------------------

                                PERSONNEL REPORT
                                ----------------


                                                                      Full Time            Part Time

Number of employees at beginning of period                                      24                        0
                                                                      -------------        -----------------

Number hired during the period                                                   0                        0
                                                                      -------------        -----------------

Number terminated or resigned during period                                      0                        0
                                                                      -------------        -----------------

Number of employees on payroll at end of period                                 24                        0
                                                                      -------------        -----------------


----------------------------------------------------------------------------------------------------------------------

                            CONFIRMATION OF INSURANCE
                            -------------------------

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                            Agent &                                                                         Date
                             Phone                                                Coverage      Expiration  Premium
   Carrier                  Number                        Policy No.              Type           Date       Due
                                                                                                ------      ---------
-----------------------------------------------------------------------           ----------

See Attached





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                                  ATTACHMENT 8
                                  ------------



            SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
            ------------------------------------------------





















































We anticipate filing a Plan of Reorganization and Disclosure
Statement on or before
                                               -------------------------------

LASERSIGHT INCORPORATED
CAUTIONARY STATEMENT

The Company cautions readers not to place undue reliance upon the information contained herein. The Monthly Operating Report ("Operating Report") contains unaudited information, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report contains information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information may not be indicative of the Company's financial condition or operating results for the periods reflected in the Company's financial statements or in its reports pursuant to the Exchange Act and readers are cautioned to refer to the Exchange Act filings. Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act. Actual results for such periods may differ materially from the information contained in the Operating Report and the Company undertakes no obligation to update or revise the Operating Report.

The Operating Report, as well as other statements made by the Company, may contain forward-looking statements that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties, including, but not limited to, the Company's having filed for bankruptcy and factors relating to the Company's operations and the business environment in which the Company operates, which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the Company's ability to operate pursuant to its [financing facility]; the ability of the Company to obtain and maintain normal terms with its vendors and other service providers; the ability of the Company to attract, motivate and/or retain key executives and associates; and the ability of the Company to attract and retain customers. Other risk factors are listed from time to time in the Company's SEC reports, including, but not limited to the Annual Report on Form 10-K for the year ended December 31, 2002 and the quarterly report on Form 10-Q March 31, 2003. The Company's most recent fiscal quarter on file. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.